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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 16, 2001
                                                  -----------------

                              HANOVER DIRECT, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                            ------------------------
                            (COMMISSION FILE NUMBER)

             DELAWARE                                     13-0853260
    ----------------------------                     ----------------------
    (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER
          OF INCORPORATION)                          IDENTIFICATION NUMBER)

       1500 HARBOR BOULEVARD
       WEEHAWKEN, NEW JERSEY                                 07087
    ----------------------------                          ----------
       (ADDRESS OF PRINCIPAL                              (ZIP CODE)
        EXECUTIVE OFFICES)



 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                     ---------------


          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

      On August 16, 2001, Mr. Robert F. Wright resigned as a member of the Board of Directors of Hanover Direct, Inc. (the "Company").

      Effective as of August 21, 2001, Mr. Basil P. Regan was formally elected as a member of the Board of Directors of the Company.


      ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

      Exhibit 20.1 Press Release dated August 28, 2001 in regard to the resignation of Mr. Robert F. Wright as a member of the Company's Board of Directors, and the election of Mr. Basil P. Regan as a member of the Company's Board of Directors.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HANOVER DIRECT, INC.
                                          --------------------------------------
                                                     (Registrant)

August 28, 2001                           By:    /s/ Brian C. Harriss
                                          --------------------------------------
                                          Name:    Brian C. Harriss
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer